                                                                   EXHIBIT 10.20

                                         MATERIAL IN THIS DOCUMENT HAS BEEN
                                         OMITTED PURSUANT TO A CONFIDENTIAL
                                         TREATMENT REQUEST. THE OMITTED MATERIAL
                                         HAS BEEN FILED SEPARATELY
                                         WITH THE COMMISSION.

                            FIRST AMENDMENT AGREEMENT
                                       TO
                            PALLADIUM SALES AGREEMENT

         THIS FIRST AMENDMENT AGREEMENT (this "Amendment"), is made and entered into this 27th day of October, 2000, by and between STILLWATER MINING COMPANY, a Delaware corporation, whose address is 1200 17th Street, Suite 900, Denver, Colorado ("SMC") and FORD MOTOR COMPANY, a Delaware corporation, whose address is 17101 Rotunda Drive, Dearborn, Michigan ("Ford").

         SMC and Ford are parties to a Palladium Sales Agreement dated as of August 13, 1998 (the "Original Contract," and, as the same may be amended from time to time, the "Agreement"). SMC has requested that Ford agree to certain amendments to the Agreement, and Ford has agreed to such request, subject to the terms and conditions hereof.

         Accordingly, the parties hereto agree as follows:

         SECTION 1 Definitions; Interpretation.

         (a) Terms Defined in Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

         (b) Interpretation. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

         SECTION 2 Amendments to the Agreement.

         (a) Amendments. The Agreement shall be amended as follows, effective as of January 1, 2001, upon satisfaction of the conditions set forth in Section 3:

               (i) The title of the Agreement shall be amended by deleting the phrase, "PALLADIUM SALES AGREEMENT" in the title line and in the first line of the Agreement and by substituting the phrase, "PALLADIUM AND PLATINUM SALES AGREEMENT" therefor.

               (ii) The RECITAL shall be amended by deleting it in its entirety and by substituting the following therefor:

                                    "RECITAL

               Ford and SMC are interested in entering into an arrangement by this Agreement whereby SMC will supply Ford certain agreed upon amounts of palladium sponge, .9995 purity and platinum sponge, .9995 purity."

               (iii) The definition of [         ***         ] in Section 1 of
     the Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

               [***]

               (iv) The definition of "Confidentiality Agreement" in Section 1 of the Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

               "Confidentiality Agreement means that certain Confidentiality Agreement, dated as of a date current with the Original Contract and extended as of the date of the First Amendment Agreement to the Original Contract, by and between SMC and Ford."

               (v) The definition of "Metal" in Section 1 of the Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

               "Metal means the Palladium or Platinum, as the context requires, to be sold under this Agreement."

               (vi) Section 1 of the Agreement shall be amended by inserting after the definition of "Palladium" and before the definition of "Pricing Day" a definition of "Platinum" which shall read as follows:

               "Platinum means refined platinum in sponge form with .9995 minimum purity."

               (vii) The definition of [     ***     ] in Section 1 of the
     Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

               [***]

               (viii) Section 2 of the Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

               "Section 2. Term. This Agreement shall have a term from January 1, 1999, through and including December 31, 2010. This Agreement is subject to extension pursuant to Section 3(a)(i) of this Agreement and to earlier termination pursuant to Section 9 of this Agreement."

               (ix) Section 3 of the Agreement shall be amended by deleting subsection (a) thereof in its entirety and by substituting the following therefor:

               "(a)(i) Palladium. During each of the Contract Years from and including 2001 through and including 2003, SMC will sell and deliver and Ford will purchase on a monthly basis [***] of Actual Monthly Production of Palladium. During each of the Contract Years from and including 2004, and continuing thereafter until such time as SMC notifies Ford that SMC's obligations to deliver Palladium to other customers of SMC have been satisfied, SMC will sell and deliver and Ford will purchase on a monthly basis [***] of Actual Monthly Production of Palladium. [***]

               (a)(ii) Platinum. During each of the Contract Years from and including 2001 through and including 2010, SMC will sell and deliver and Ford will purchase on a monthly basis [***] of Actual Monthly Production of Platinum. The parties acknowledge that the Actual Monthly Production of Platinum will vary from time to time."

               (x) Section 3 of the Agreement shall be amended by deleting subsection (b) thereof in its entirety and by substituting the following therefor:

               [***]

               (xi) Section 3 of the Agreement shall be amended by inserting new subsections (e) and (f) at the end thereof which shall read as follows:

               [***]

               [***]

               (xii) Section 4 of the Agreement shall be amended by deleting such section in its entirety and by substituting the following therefor:

               "Pricing. (a) Palladium. During each Contract Year, the price to be paid to SMC by Ford for the actual quantities of Palladium delivered
         pursuant to Section 3 above shall be based on the [        ***        ]
         for the Pricing Month less a discount per Ounce as set forth in the table below opposite such Contract Year. [***]

Contract        Minimum          Ceiling
  Year           Price            Price            Discount
--------        -------          -------           --------

  2001           [***]            [***]              [***]

  2002           [***]            [***]              [***]

  2003           [***]            [***]              [***]

  2004           [***]            [***]              [***]

  2005           [***]            [***]              [***]

  2006           [***]            [***]              [***]

  2007           [***]            [***]              [***]

  2008           [***]            [***]              [***]

  2009           [***]            [***]              [***]

  2010           [***]            [***]              [***]

               (b) Platinum. During each Contract Year, the price to be paid to SMC by Ford for the actual quantities of Platinum delivered pursuant to
         Section 3 above shall be based on the [        ***        ] for the
         Pricing Month less a discount per Ounce as set forth in the table below opposite such Contract Year. [***]

Contract        Minimum          Ceiling
  Year           Price            Price            Discount
--------        -------          -------           --------

  2001           [***]            [***}              [***]

  2002           [***]            [***}              [***]

  2003           [***]            [***}              [***]

  2004           [***]            [***}              [***]

  2005           [***]            [***}              [***]

  2006           [***]            [***}              [***]

  2007           [***]            [***}              [***]

  2008           [***]            [***}              [***]

  2009           [***]            [***}              [***]

  2010           [***]            [***}              [***]

               (xiii) Section 9 of the Agreement shall be amended by deleting the date "December 31, 2003" from the twenty-eighth through twenty-ninth lines thereof and by substituting the date "December 31, 2010" therefor.

               (xiv) Section 17 of the Agreement shall be amended by deleting the address of SMC therefrom and by substituting the following therefor:

               "Stillwater Mining Company
               1200 17th Street, Suite 900
               Denver, Colorado 80202
               Attention: Vice President of Metals Marketing with a copy to: Chief Financial Officer
               Facsimile No.: (303) 352-2095
               and with a copy to: Mr. James Binando
               Facsimile No.: (406) 322-8895"

         (b) References Within Agreement. Each reference in the Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Agreement as amended by this Amendment.

         SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

         (a) Agreement. SMC and Ford shall have each received a signed counterpart of this Amendment, or a facsimile copy thereof, signed by the other party hereto.

         SECTION 4 Miscellaneous.

         (a) Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

         (b) No Reliance. Each party hereto hereby acknowledges and confirms to the other that such party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

         (c) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by each party hereto and their respective successors and assigns.

         (d) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK UPON THE SAME TERMS AND CONDITIONS AS THOSE SET FORTH IN SECTION 26 OF THE AGREEMENT.

         (e) Complete Agreement; Amendments. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 24 of the Agreement.

         (f) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

         (g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.



                                       STILLWATER MINING COMPANY


                                       By /s/ William E. Nettles
                                          -------------------------------
                                          Name:  William E. Nettles
                                          Title: Chief Executive Officer


                                       By /s/ Robert C. Lapple
                                          -------------------------------
                                          Name:  Robert C. Lapple
                                          Title: Vice President of Metals
                                                 Marketing


                                       FORD MOTOR COMPANY


                                       By /s/ Tony Brown
                                          -------------------------------
                                          Name:  Tony Brown
                                          Title: Executive Director-MPD
                                                 Purchasing